Bay Bancorp, Inc.

Year-end 2014
Investor Presentation

Joseph J. Thomas – Chairman, President and CEO

March 11, 2015

Disclosure

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 concerning Bay Bancorp Inc.'s plans, strategies, objectives, expectations, intentions, financial condition and results of operations. Statements that are not historical in nature, including those that include the words "anticipate", "estimate", "plan", "focus", "project", "continue", "ongoing", "target", "aim", "expect", "believe", "intend", "may", "will", "should", "could", or the negative of those words and other comparable words, and any financial projections used in connection with any discussion of future plans, strategies, objectives, actions, or events identify forward-looking statements.

These forward-looking statements reflect management's current views and intentions and are subject to known and unknown risks, uncertainties, assumptions and other factors that could cause the actual results to differ materially from those contemplated by the statements. The significant risks and uncertainties related to Bay Bancorp of which management is aware are discussed in detail in the periodic reports that Bay Bancorp files with the Securities and Exchange Commission (the "SEC"), including in the "Risk Factors" section of its Annual Report on Form 10-K for the year ended December 31, 2013. Investors are urged to review Bay Bancorp's periodic reports, which are available at no charge through the SEC's website at www.sec.gov and through Bay Bancorp's website at www.baybankmd.com on the "Investor Relations" page. Bay Bancorp assumes no obligation to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this presentation.

Agenda

BayBank

I. Overview of the Company

II. Market Update

III. 2014 Performance

IV. Acquisition Summary

V. Summary

BayBank

I. Overview of the Company

Vision & Strengths

BayBank

"The bank built by entrepreneurs for entrepreneurs."

- Pursue lead relationships with businesses, real estate investors and professionals
- Possess the best talent and technology to provide differentiated service
- Leverage acquisition track record to opportunistically buy banks and assets

Strong Franchise Attributes

- Attractive Baltimore/Washington market and superior group of customers
- Talented and diverse leaders at the company and on our board
- Balanced business model with diversity in our loan book
- Low cost core deposits and an attractive mix of fee-based revenue
- Strong capital position and capacity for future growth
- Proven record of success in acquisitions and asset resolutions

Desired Financial Outcomes

BayBank

Long Run Goals

- Drive toward 1% ROA and 10% ROE to grow TBV per share by 10% per year (in 2014, reported 0.66% ROA and increase of TBV by 9.3% excluding capital raise)
- Preserve quality of balance sheet minimum 10% TCE, max 50% ACI ratio, and max 300% Real Estate ratio (as of 12/31/14 we have 12.9% capital, 47.3% ACI ratio, and 201.0 % CRE ratio)
- Achieve critical scale of $100 million market capitalization rapidly ($48.5 million as of close on 12/31/14)

The Evolution of Bay Bank

BayBank

2009	Hovde PRIVATE EQUITY ADVISORS LLC	Financial Services Partners Fund I (FSPF) applies for and is approved for a shelf-charter by the Office of Thrift Supervision and the FDIC.
2010	Bay Bank	Bay Bank, FSB was formed in 2010 as a subsidiary of Jefferson Bancorp Inc. (JBI) by FSPF to purchase the assets and liabilities of Bay National Bank from the FDIC in July 2010.
2012	Carrollton Bancorp	In 2012, JBI entered into a definitive agreement to acquire Carrollton Bancorp through a reverse merger transaction. In the transaction, which closed April 2013, JBI merged into Carrollton Bancorp, with Carrollton Bancorp as the surviving holding company, and Carrollton Bank merged into Bay Bank, FSB, with Bay Bank, FSB as the surviving bank.
2013	Bay Bancorp	Carrollton Bank was formed in 1903 and built a community bank franchise serving the Baltimore market. Until April 2013 when it merged into Bay Bank, FSB, Carrollton Bank was a wholly-owned subsidiary of Carrollton Bancorp. In November 2013, the holding company was renamed Bay Bancorp, Inc. and is listed on the NASDAQ under the ticker symbol "BYBK".
May 2014	Slavie Federal SAVINGS BANK	In May 2014, Bay Bank, FSB, purchased the assets and liabilities of Slavie FSB from the FDIC, adding nearly $124 million in assets, $90 million in loans and $110 million in deposits. Bay Bank retained Slavie's Baltimore branch location in the transaction.
	BayBank	Bay Bancorp has grown to a $500 million commercial bank servicing small and medium size businesses in the broader Maryland and metro Baltimore markets. The Bank continues to simultaneously pursue organic growth and acquisition strategies.
June 2014	H BANCORP	H Bancorp is formed out of the FRB imposed restructuring of FSPF as a shell bank holding company to hold Eric and Steve Hovde's 20% ownership interest and balance of shares distributed to FSPF limited partners.

Robert J. Aumiller - Director - Mr. Aumiller is the President of MacKenzie Commercial Real Estate Services, LLC, a commercial real estate brokerage where he has been for over 20 years. Mr. Aumiller served on the Carrollton board and joined the new board with the merger.

Steven K. Breeden - Director - Mr. Breeden is active in the local real estate industry with a focus in Howard County. He is a principal in Security Development Corporation. Mr. Breeden served on the Carrollton board and joined the new board with the merger.

Kevin G. Byrnes – Director - Mr. Byrnes has served in various leadership positions in the banking industry over the last forty years with such firms as Chase Manhattan Bank, Chase Bank of Maryland and Provident Bank. Mr. Byrnes has been on the Board of the Bank since its inception.

Mark M. Caplan – Director - Mr. Caplan is a Baltimore native who has been very active in the multi-family real estate market and equipment lease business in the region. He has previously served on a local bank board and brings tremendous local knowledge to the Board.

Harold "Hal" Hackerman – Director - Mr. Hackerman is a Director at Ellen & Tucker, Chartered, a regional accounting firm headquartered in Baltimore. Mr. Hackerman has extensive experience in mergers and acquisitions, assisting companies in financially troubled situations and bankruptcies representing debtors, unsecured creditors, and secured lenders. Mr. Hackerman served on the Carrollton board and joined the new board with the merger.

Eric D. Hovde – Director - Mr. Hovde is the Chief Executive Officer of Hovde Capital Advisors LLC and has been an active participant in the financial services industry since the mid- 1990's. Mr. Hovde has served on a number of bank boards and is currently the Chairman of the Board of Sunwest Bank in Southern California.

Charles L. Maskell Jr., CPA – Director - Mr. Maskell leads a local corporate advisory and management consultant firm, Chesapeake Corporate Advisors, and is a CPA. Mr. Maskell is very active in the Baltimore business community and is a great advocate in the market.

Joseph J. Thomas – Chairman - See biography below.

Executive Management

BayBank

Joseph J. Thomas – Chairman, President and CEO - Mr. Thomas has extensive experience in the financial services industry. He was formerly Managing Director of Hovde Private Equity Advisors and had a distinguished 20+ year banking career with Wachovia Corporation. Mr. Thomas has been on the Board of the Bank since its inception.

Larry Pickett – Chief Financial Officer – Mr. Pickett joined the Bank as its CFO in January 2014 from Susquehanna Bancshares, Inc. in Lititz, Pennsylvania where he was responsible for the financial operations of the $18 billion regional bank. Mr. Pickett spent over 20 years with Susquehanna and is a practicing CPA.

H. Les Patrick – Chief Credit Officer/Special Assets – Mr. Patrick joined the Bank from Bank of America where he was managing Special Assets in the Mid-Atlantic region. Mr. Patrick brings 35+ years of banking experience to the Bank with such companies as Provident Bank, National Bank of Washington, American Security Bank, Equitable Bank and Maryland National Bank.

H. King Corbett – Chief Lending Officer – Mr. Corbett joins the Bank with 40 years of banking experience in the Baltimore market. Mr. Corbett began his career with Maryland National Bank in 1974 and has had leadership roles at Sovran Bank, First National Bank of Maryland (now M & T Bank) and SunTrust Bank.

Leadership Team

BayBank

MANAGEMENT ORGANIZATIONAL CHART
FEBRUARY 2015


Chairman, President & CEO
Joseph J. Thomas
Exec. Admin. Asst.
Judith N. Martinek
Head of Marketing
Lori Mueller
Chief Financial Officer
Larry Pickett
Controller
Jeff Harris
Forecasts & Facilities
Dave Borowy
Information Technology
Mike Haske
Human Resources
Cathy Regan
Chief Lending Officer
King Corbett
Corporate Banking
TBD
Business Banking
Richard Yoskey
Real Estate Banking
George Decker
Head of Consumer Banking
Deanna Lintz
Security
Donna Smith
Administration
Teresa Hood
Branch Managers
Head of Mortgage Banking
Bob Kaestner
Production
Stuart Epstein
Operations
Kathy Will
Chief Credit Officer
Les Patrick
Special Assets
Jim Kirschner
Consumer Credit
Michael Camiel
Credit Administration
Steve Bollinger
Head of Operations
Josie Porterfield
Deposit Operations
Mindy Kundin
Loan Administration
Maggie Diamond
Loan Servicing
Julia Kaufman
Business Analytics and Quality Control
Jessica Moore
Head of Compliance
Lola Stokes

Deposit Market Share & Branch Footprint

BALTIMORE-TOWSON MARKET SHARE
(Maryland domiciled banks)*

2014 Rank	Institution	# of Branches	2014 Deposit Share $000	2014 Deposit Share %
1	First Mariner Bank	18	835,275	1.29
2	Sandy Spring Bancorp	11	689,478	1.07
3	Howard Bancorp	15	677,749	1.05
4	Rosedale FS&LA	9	616,364	0.95
5	Severn Bancorp	4	562,395	0.87
6	Capital Funding Bancorp Inc.	3	460,316	0.71
7	**Bay Bancorp**	**11***	**419,242**	**0.65**
8	Arundel FSB	7	405,825	0.63
9	Eastern SB FSB	5	348,964	0.54
10	Queenstown Bancorp of MD	6	348,228	0.54

As of June 30, 2014; reflects pro forma mergers and branch acquisitions since that date. (Source: FDIC, SNL)
* Reflects branch closure and location acquired in the Slavie FSB transaction.
** The Slavie FSB branch located in Baltimore was retained. The Bel Air location was not purchased from the FDIC.

BRANCH FOOTPRINT**



Bel Air/Hickory
Cockeysville
Corporate Office
Mortgage Division
Perry Hall
Towson East
Overlea
DOWNTOWN
Highlandtown
Arbutus
Operations Center
Glen Burnie
BayBank
83
795
695
70
40
95
97
1
295
100

Comprehensive & Diverse Business Units

Commercial Banking

- Seasoned team of Commercial Bankers (12)
- Broad focus across the C & I, Business Banking and Commercial Real Estate markets
- Robust Cash Management platform including remote deposit capture

Community Banking

- 10 branch network in Baltimore market
- Solid core deposit base (36% transaction accounts)
- Strong business banking franchise (5% NIM)

Mortgage Banking

- Significant purchase money volume
- Originated $96MM of mortgages in 2014
- Extensive product offering

Electronic Banking

- Robust market share of network sponsorship for PIN-based transactions
- POS Sponsorships (90%), ATM and Check Card fees (10%),
- Excellent fee income stream ($2.6MM in 2014)

Security & Trading Overview

BayBank

Bay Bancorp

Company Name:	Bay Bancorp, Inc.
Exchange:	NASDAQ
Equity Ticker:	BYBK
Auditor:	McGladrey
03/09/2015 Price:	$4.90
52wk Range:	$4.23- $5.50



BYBK/CRRB Trading History
Open
High
Merger Announcement
Merger Closed
Renamed "BYBK"
Volume (000s)
$8.50
$7.50
$6.50
$5.50
$4.50
$3.50
$2.50
$1.50
30
25
20
15
10
5
0
1/4/2010
4/4/2010
7/4/2010
10/4/2010
1/4/2011
4/4/2011
7/4/2011
10/4/2011
1/4/2012
4/4/2012
7/4/2012
10/4/2012
1/4/2013
4/4/2013
7/4/2013
10/4/2013
1/4/2014
4/4/2014
7/4/2014
10/4/2014
1/4/2015

Volume adjusted to excluded a 100K and 1MM share block trade on August 14, 2014 and January 8, 2015, respectively.

II. Market Update

BayBank

Employment and Economic Stability

- Proximity to Washington, D.C. results in many government-related entities headquartered in Baltimore and a large influx of federal spending.
- The Baltimore-Towson MSA unemployment rate is consistently well below the national average.
- Excellent healthcare and education demographic led by John Hopkins.

Lack of Dominant Community Banks

- Nearly all of the large, locally owned banks have been sold (e.g., Chevy Chase Bank, Provident Bank, First Mariner Bank, and Baltimore County Savings Bank). BB&T will finalize the acquisition of Susquehanna Bank later this year.
- All of the current market share leaders are very quiet on the M&A front (e.g., Bank of America, Wells Fargo, M&T Bank).
- Many struggling community banks in the market will need to be consolidated.

Small Businesses Favor a Community Bank

- The Baltimore business community is traditional and values longtime hometown relationships.
- There is a dense population of small businesses in our targeted segments:
  - Construction and Real Estate
  - Wholesale and Retail
  - Professional Services
  - Technology, Security and IT
  - Government Contractors
  - Healthcare

Favorable Demographics

BayBank

- The Baltimore-Washington region provides unique demographic and economic characteristics.
- Two of the top ten U.S. communities of over 50,000 people by median income are in the Baltimore-Washington region.
- Maryland ranks 3rd of all states with 35.7% of the population over the age of 25 completing a bachelor's degree or higher. Washington D.C. ranks 1st with 48.5%.
- Expansion of the initial platform into the Washington, D.C. – Arlington, VA MSA provides for more opportunities to enter into a prosperous economic environment.

2014 Median Household Income



$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$51,579
$73,169
$69,295
$91,843
US
Maryland
Baltimore-Towson MSA
Washington DC - Arlington VA MSA



Unemployment History
11.5
10.5
9.5
8.5
7.5
6.5
5.5
4.5
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
US
Maryland
Washington D.C.
Virginia

Projected 2014-2019 HH Income Growth



12%
10%
8%
6%
4%
2%
0%
4.6%
19.0%
9.24%
10.6%
US
Maryland
Baltimore-Towson MSA
Washington DC - Arlington VA MSA

Source: SNL Financial, U.S. Census, Bureau of Labor Statistics

Lack of Local Leading Bank

BayBank

- Local deposit base of just under $40 billion.
- 79.4% of local deposits are held by big banks based outside of Maryland.
- Lack of a dominant locally-based commercial bank in the Baltimore area.
- Many banks are still struggling to resolve NPAs, sidelining them from growth.
- Numbers small and distressed targets in the market; NPAs and/or lack of scale.
- With its existing commercial relationship base, Bay Bank can take advantage of the turmoil at the top to pick up market share.

Source: SNL Financial

Baltimore County and Baltimore City - Deposit Market Share as of June 30, 2014

Institution	Headquarter City, State	Deposits	Percent of Deposits (%)	Number of Branches
Large Institutions				
Bank of America	Charlotte, NC	$9,916,275	25.0%	50
M&T Bank	Buffalo, NY	10,005,109	25.2%	61
Wells Fargo	San Francisco, CA	4,291,092	10.1%	39
PNC Financial	Pittsburgh, PA	4,025,632	10.8%	44
BB&T	Winston-Salem, NC	1,913,003	4.8%	29
SunTrust	Atlanta, GA	1,069,900	2.7%	23
Citigroup	New York, NY	277,116	0.7%	1
Subtotal		$31,498,127	79.4%	247
Local Banks & Thrifts				
First Mariner Bancorp	Baltimore, MD	$602,465	1.5%	11
Rosedale FS&LA	Baltimore, MD	487,834	1.2%	6
Capital Funding Bancorp	Baltimore, MD	417,327	1.1%	2
Bay Bancorp	Lutherville, MD	342,916	0.9%	10
Eastern SB	Hunt Valley, MD	284,735	0.7%	4
Hopkins Bancorp	Baltimore, MD	242,889	0.6%	2
Howard Bancorp	Ellicott City, MD	227,958	0.6%	5
Hamilton Bancorp	Towson, MD	196,506	0.5%	4
Harbor Bankshares	Baltimore, MD	169,527	0.4%	5
Farmers and Merchants	Upperco, MD	160,181	0.4%	4
Subtotal		$3,132,338	7.9%	53
All Others		5,044,728	12.7%	62
Total		$39,675,193	100.0%	362

III. 2014 Performance

2014 Performance Highlights

BayBank

- Bay achieved 0.66% return on assets and 4.93% return on equity for the 12 months ending 12/31/14 and tangible book value grew 9.3% during the year, excluding the $7 million capital raised during the year.
- Profitability continues to support our posture as a very well capitalized bank with total capital to risk weighted assets reaching 16.6% at 12/31/14.
- Bay's Commercial Lending team grew new loans by 40.6% in the Bay Bank originated portfolio.
- The Commercial Real Estate team has a lot of capacity for growth with our CRE to capital ratio at 201%, well under the 300% guideline.
- Bay's Special Assets team was successful in resolving problems assets as our ratio of classified assets to capital (ACI ratio) fell to 47.3%, down from a peak of 70%.
- The Consumer team worked very hard to optimize our network of sales offices in 2014 and we have a very attractive deposit mix with an average cost of 44 b.p.
- Due to the efforts of Bay Bank Mortgage and the Electronic Banking units, we reported an attractive mix of fee revenue representing 25% of total revenue.
- Bay has a diverse loan book with C&I at 24%; Investor Commercial Real Estate at 26%; Residential Real Estate at 35% and Consumer/HELOC at 9%.
- The quality of our balance sheet puts us in a differentiated position to grow by acquisition with 12.9% tier one capital to assets.
- Our acquisition strategy leaves us with $14.5 million in remaining net purchase discounts on the acquired portfolios.

2014 Financial Results

BayBank

	December 31, 2012	December 31, 2013	December 31, 2014 (unaudited)
Balance Sheet Highlights			
Cash & Investments	$29,661,255	$60,869,424	$55,420,776
Gross Loans	101,736,172	320,680,332	393,051,192
Core Deposit Intangible	173,815	3,993,679	3,478,282
Total Assets	133,243,868	419,089,303	479,942,985
Total Deposits	100,672,130	360,993,471	387,833,595
Total Liabilities	101,419,452	364,535,035	413,299,699
Total Equity	31,824,416	54,554,268	66,643,286
Income Statement Highlights	**Twelve-Months Ended December 2012**	**Twelve-Months Ended December 2013**	**Twelve-Months Ended December 2014**
Interest Income	$9,825,529	$19,019,543	$24,115,000
Interest Expense	572,127	1,261,969	1,257,199
Net Interest Income	9,253,402	17,757,574	22,857,801
Noninterest Income	412,682	8,944,978	7,764,227
Noninterest Expense	8,229,264	22,115,121	27,514,417
Net Income	57,553	3,241,134	3,032,708
Ratios & Miscellaneous			
Tier 1 Leverage Ratio		11.41%	12.94%
Total Risk Based Capital Ratio		14.68%	16.66%
Number of Shares Outstanding		9,384,403	11,038,345
Book Value per Share		$5.81	$6.04
Tangible Book Value per Share		$5.39	$5.72
Net Interest Margin		5.33%	5.30%
ROAA		0.90%	0.66%
ROAE		6.68%	4.93%
NPAs/Assets		2.29%	2.69%
Number of Branches		12	10

Composition of Revenue

- Significant year-over-year revenue growth
- Carrollton acquisition added diversified streams of revenue; mortgage & electronic banking
  - Bay has restructured and revitalized the legacy Carrollton mortgage services.

Revenue


Net Interest Income
Noninterest Income
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
2012
2013
2014

Non-Interest Income


Service Charges
5%
Other Income
48%
Mortgage
9%
Electronic
Banking
34%
Electronic Banking
Mortgage Banking
Net Gain on Sale of REO
Service Charges

2014 Loan & Deposit Composition

BayBank

THE BANK WILL BENEFIT FROM A DIVERSIFIED LOAN PORTFOLIO AND HIGH PERCENTAGE OF LOW COST DEPOSITS.



Multifamily 4%
Consumer & Other 0%
Constr & Land Dev. 8%
Commercial & Industrial 8%
HELOC 9%
Commercial Real Estate 40%
Residential Real Estate 32%



Retail Time 13%
Demand Deposits 24%
Jumbo Time 18%
NOW & Other Trans Accts 14%
MMDA & Savings 31%

Loan Portfolio	($000s)	Yield	%
Construction & Land Dev.	23,909	8.07%	6.1%
HELOC	35,718	5.38%	9.1%
Residential Real Estate	127,029	5.56%	32.3%
Commercial Real Estate	158,715	6.23%	40.4%
Multifamily	13,345	5.56%	3.4%
Commercial & Industrial	33,454	6.23%	8.5%
Consumer & Other	881	8.58%	0.2%
Gross Loans	$393,051	5.70%	100.0%

Deposit Composition	($000s)	Yield	%
Demand Deposits	91,567	0.00%	23.61%
NOW & Other Trans Accts	54,725	0.10%	14.11%
MMDA & Savings	119,119	0.34%	30.71%
Jumbo Time	72,110	0.53%	18.59%
Retail Time	50,313	0.53%	12.97%
Total Deposits	387,834	0.37%	100.00%

Deposit and Funding Analysis

BayBank

	YE 2012	% of Total	YE 2013	% of Total	YE 2014	% of Total
Non-interest bearing checking	$ 22,006	22%	$ 90,077	25%	$91,567	24%
Interest-bearing checking	$ 7,088	7%	$ 42,379	12%	$54,725	14%
MMDA & Savings	$ 20,475	20%	$ 106,175	29%	$114,272	29%
Retail Time Deposits	$ 30,868	31%	$ 108,050	30%	$118,342	31%
Wholesale Deposits*	$ 20,235	20%	$ 14,312	4%	$8,928	2%
Total Deposits	$ 100,672	100%	$ 360,993	100%	$ 387,834	100%

* Includes brokered deposits and deposit account registry accounts.

2015 Performance Initiatives

BayBank

In 2015, we plan to:

- Relocate Bay Bank's headquarters from Lutherville to Columbia as soon as practical, but no later than September 1 with a remaining sales office in Lutherville.
- Reengineer the branches in Lutherville and Columbia to serve as a new branch model with limited service staffed by employees that can serve the requirements of our corporate and consumer clients.
- Evaluate expansion into Montgomery and Prince George's Counties over the next year and will be announcing two new directors to help us launch that effort.
- Add Bay Bank Mortgage Officers to cover these markets and launched a new permanent, fixed rate commercial mortgage product that is gaining traction closer to DC.
- Impose a reduction in force across the company comprising 10% of employees, which was completed in February, 2015.
- Develop a budget that will result in hard decisions to discontinue certain practices and vendor relationships in order to reduce expense by 20% year-over-year by 12/31/15.
- Adopt new loan approval levels and expense management authorities to ensure more efficient decision-making closer to the customer and closer scrutiny of expenses by managers.

IV. Acquisition Summary

Disciplined Acquirer

BayBank

	Target	County	Date Completed	Assets	Deposits	Negative Bid	# of Offices	P / TBV (%)	Associated Discount ($)	Deposit Premium (%)	Note
				Transaction Charactersitics							
FDIC-Assisted	Bay National Bank	Baltimore County	7/9/2010	282,174	276,090	(33,500)	2	N/A	(30,854)	0.03%	▪ FSPF I and Jefferson Bancorp received a shelf charter to bid on Bay National. ▪ Successfully rebranded the failed acquisition. ▪ Continue to successfully resolve problem assets.
Whole Bank	Carrollton Bancorp (CRRB)	Howard County	4/19/2013	365,186	325,147	N/A	11	58% - 69%	(13,034)	1.36%	▪ Structured as a reverse merger, Jefferson Bancorp acquired and merged into Carrollton Bancorp (CRRB). ▪ Legacy Jefferson Bancorp shareholders acquired 87% of Carrollton Bancorp in a cash/stock transaction as well as repaid TARP. ▪ Carrollton Bank was merged into Bay Bank.
FDIC-Assisted	Slavie FSB	Harford County	5/30/2014	128,400	110,468	(8,000)	2	N/A	(7,566)	0.20%	▪ Slavie was acquired from the FDIC through a P&A with no loss share. ▪ Expanded Bay's footprint north, adding scale to the franchise. ▪ Bay is executing a cost reduction strategy and quickly addressing problem assets acquired in the transaction.

Loan Portfolio Vintage

BayBank

Total Loans by Source



$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
Thousands

	Dec-10	Dec-11	Jun-12	Dec-12	Mar-13	Jun-13	Sep-13	Dec-13	Mar-14	Jun-14	Sep-14	Dec-14
Acquired Slavie Bank Portfolio										82,333	75,311	71,380
Acquired Carrollton Bank Portfolio	-	-	-	-	-	222,810	203,237	183,274	172,235	161,073	155,430	142,648
Bay Bank New Originations*	4,712	34,460	43,917	54,522	59,994	111,969	109,052	112,006	107,750	122,690	137,432	157,464
Acquired Bay National Bank Portfolio	83,703	62,560	54,104	47,214	42,619	40,146	38,878	38,236	36,830	34,923	32,229	28,793

*Includes Loans Held For Sale

Proven Asset Quality Resolution

BayBank


Total Classified Assets (000s)
OREO
Substandard Loans
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
June-13
September-13
December-13
March-14
June-14
September-14
December-14


Problem Asset Ratios (Bank)
100%
90%
80%
70%
60%
50%
40%
30%
20%
74.7%
75.8%
61.8%
63.8%
88.9%
89.4%
74.6%
42.7%
42.0%
41.6%
40.0%
66.5%
65.7%
47.3%
Classified Assets
Criticized Assets
June-13
September-13
December-13
March-14
June-14
September-14
December-14

- Proven success in resolving problem assets acquired through acquisitions.
- Steady decline in problem asset level since each acquisition.
- The FDIC-assisted acquisition of Slavie FSB occurred in Q2 2014.
- $14.5 million of discounts remain on acquired loans at December 31, 2014.

Numerous Potential Acquisition Targets

BayBank

- Over 165 total banks and thrifts with over $105 billion in assets within our targeted region.*
- Both Maryland and the VA/DC region present a number (42) of distressed** banks which could be acquired to expand upon the existing platform.
  - Distressed banks can be acquired at attractive valuations or through FDIC receivership.
- The rise in asset values and significant generation of revenue from mortgage banking have helped repair many balance sheets since 2009. With mortgage banking revenue slowing, troubled institutions should experience a greater urgency to sell.

Distressed Banks in Targeted Region



165 Total Banks
& Thrifts*
68
97
50 Distressed
Banks & Thrifts
26
16
MD Based Banks
VA/DC Based Banks

Distressed Assets in Targeted Region ($M)



Total Assets
$34.3 B
$71.0 B
Distressed
Assets
$9.8 B
$6.4 B
MD Based Banks
VA/DC Based Banks

Source: SNL Financial – 12/31/14 data
* Excludes Capital One Financial , HSBC & E*Trade
**Distressed = Institution with NPAs/Assets > 3.0%

V. Summary

BayBank

THE BANK WILL ENHANCE STAKEHOLDER VALUE BY ADHERING TO ITS THREE BASIC OPERATING PRINCIPLES:

Superior Service	High Quality Employees	Financial Stewardship
▪ Service levels will always make a difference to the customer. ▪ Outstanding customer service will be our calling card in the market. ▪ Service will be the differentiator from the large bank experience. ▪ People are willing to pay for a superior customer service experience.	▪ The Bank will hire very high quality employees with positive reputations in the market. ▪ Only very experienced employees will represent the Bank. ▪ Employee retention will be a focus to ensure a consistent customer experience. ▪ Compensation is aligned with shareholder interest.	▪ We are committed to a long term view with safety and soundness paramount in our efforts. ▪ We intend to maintain strong capital levels. ▪ We intend to maintain a strong credit culture. ▪ We have developed a strong compliance culture.

A Defined Path to Shareholder Value

BayBank

Acquisitions	Growth and Performance	Long-Term Strategy
• Target distressed banks and failed banks • Focus on banks with strong deposit bases and strategic advantages • Focus on markets in the Baltimore/DC corridor • Creative deal structures to maximize value and minimize risk • Trained and experienced acquisition team • Proven ability to successfully integrate	• Leverage current footprint and banking team to attract credit worthy banking relationships • Focus on niche lending verticals to maintain margin • Recruit successful lending teams • Bolster non-interest income streams • Generate income through the resolution of troubled assets • Drive NIM by deploying cash balances	• Achieve scale to generate operating leverage • Relationship driven banking strategy • High quality/high touch for local companies • Keen focus on risk/reward with strong credit culture • Diversification of non-interest income streams • Achieve high returns on invested capital and shareholder equity

Disciplined Acquisitions → Scale and Profitability → High Performance

Summary

BayBank

- Exceptional management team and board of directors.
- Vibrant, high-growth primary market in greater Baltimore-Washington corridor.
- Balanced community banking business model with strong credit and fee-based products.
- Enhanced scale attributes, improved profitability and increased legal lending limit.
- Strong balance sheet with 10% tier one capital and moderate classified assets-to capital.
- Positioned to grow organically and via acquisition to become a $1-3 billion in assets.

Contact Information

BayBank

Bay Bancorp

Joseph J. Thomas, CFA
Chairman, President and CEO
(410) 536-7336
jthomas@baybankmd.com
7151 Columbia Gateway Drive,
Suite A
Columbia, MD 21046